UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 1, 2020

Frontier Communications Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-11001	06-0619596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7, Norwalk, Connecticut 06851
(Address of principal executive offices) (Zip Code)
(203) 614-5600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange
Common Stock, $0.25 par value	FTR(1)	None(1)
Preferred Stock Purchase Rights	N/A	None
NYSE

(1)
On April 29, 2020, the NASDAQ Stock Market filed a Form 25 with the Securities and Exchange Commission to delist the common stock, par value $0.25 per share, of Frontier Communications Corporation (the “common stock”) from the NASDAQ Global Select Market. The delisting will be effective 10 days after the Form 25 was filed. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after filing of the Form 25. Following deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934, the common stock shall remain registered under Section 12(g) of the Securities Exchange Act of 1934. Trading of Frontier’s common stock now occurs on the OTC Pink Market under the symbol “FTRCQ”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 1, 2020, Frontier Communications Corporation, a Delaware corporation (the “Company”), completed the previously announced sale of its operations and associated assets in Washington, Oregon, Idaho, and Montana to Northwest Fiber, LLC, a Delaware limited liability company (“Purchaser”) formed by WaveDivision Capital, LLC in partnership with Searchlight Capital Partners, LLC, pursuant to the terms and conditions of the Purchase Agreement, dated as of May 28, 2019, by and among the Company, Frontier Communications ILEC Holdings LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and Purchaser (the “Purchase Agreement”). The sale had been previously approved by the United States Bankruptcy Court for the Southern District of New York on April 24, 2020.

Pursuant to the Purchase Agreement, Purchaser paid a purchase price of $1.352 billion in cash, on a cash-free, debt-free basis and subject to certain other adjustments, including for working capital as compared to an agreed target, and certain pension and retiree medical liabilities, in each case as set forth in the Purchase Agreement.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities Exchange Commission on May 29, 2019 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: May 1, 2020	By:	/s/ Mark D. Nielsen
		Name:	Mark D. Nielsen
		Title:	Executive Vice President, Chief Legal Officer and Chief Transaction Officer